Exhibit 99.39

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                  January, 1999
          Series 1998-12B, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                      $      142,005.29
                                                                 ---------------
        (b)    Interest                                       $    1,100,271.31
                                                                 ---------------
        (c)    Total                                          $    1,242,276.60
                                                                 ---------------

 2. Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                      $      126,332.29
                                                                 ---------------
        (b)    Interest                                       $      977,950.36
                                                                 ---------------
        (c)    Total                                          $    1,104,282.65
                                                                 ---------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                      $       15,673.00
                                                                 ---------------
        (b)    Interest                                       $      122,320.95
                                                                 ---------------
        (c)    Total                                          $      137,993.95
                                                                 ---------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                      $       59,246.81
                                                                 ---------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                      $    1,922,483.06
                                                                 ---------------
        (b)    Interest                                       $       11,754.14
                                                                 ---------------
        (c)    Total                                          $    1,934,237.20
                                                                 ---------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                         $            0.00
                                                                 ---------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                               $            0.00
                                                                 ---------------

 10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 11. Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                     $  177,340,286.51
                                                                 ---------------

13.     Available Funds:                                      $    3,132,581.72
                                                                 ---------------

14.     Realized Losses for prior month:                      $            0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                     $          0.00
                                                                   -------------

17.      Compensating Interest Payment:                         $      2,719.16
                                                                   -------------

18.      Total interest payments:                               $  1,008,846.56
                                                                   -------------

19. Interest
                              Unpaid Class
      Accrued Certificate  Interest Shortfalls    Interest
Class      Interest                                Payable       Pay-out Rate
-----      --------        -------------------     -------       ------------
PO2   $             0.00   $              0.00   $       0.00   %  0.000000000
2A1   $       235,400.00   $              0.00   $ 235,400.00   %  6.600000000
2A2   $       127,997.92   $              0.00   $ 127,997.92   %  6.550000171
2A3   $         9,258.33   $              0.00   $   9,258.33   %  6.749997553
2A4   $       296,151.82   $              0.00   $ 296,151.82   %  6.187500063
2A5   $        86,751.35   $              0.00   $  86,751.35   %  9.411036828
2A6   $        23,931.46   $              0.00   $  23,931.46   %  7.500000020
2A7   $             0.00   $              0.00   $       0.00   %  0.000000000
2A8   $         5,599.87   $              0.00   $       0.00   %  6.749996165
2A9   $       178,875.00   $              0.00   $ 178,875.00   %  6.750000000
2R    $             0.56   $              0.00   $       0.56   %  6.720000000
2RL   $             0.56   $              0.00   $       0.56   %  6.720000000
2M    $        20,750.14   $              0.00   $  20,750.14   %  6.750001368
2B1   $         8,416.61   $              0.00   $   8,416.61   %  6.750000596
2B2   $         4,488.48   $              0.00   $   4,488.48   %  6.749992979
2B3   $         4,488.48   $              0.00   $   4,488.48   %  6.749992979
2B4   $         2,247.04   $              0.00   $   2,247.04   %  6.749987627
2B5   $         4,488.94   $              0.00   $   4,488.94   %  6.750004210

20.      Principal Distribution Amount:                         $  2,123,735.16
                                                                   -------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution      Accrual Amount
                                 ----------------------      --------------
        Class PO2                $              112.24       $        0.00
        Class 2A1                $                0.00       $        0.00
        Class 2A2                $                0.00       $        0.00
        Class 2A3                $                0.00       $        0.00
        Class 2A4                $        1,685,840.41       $        0.00
        Class 2A5                $          324,680.38       $        0.00
        Class 2A6                $          112,389.36       $        0.00
        Class 2A7                $                0.00       $        0.00
        Class 2A8                $                0.00       $    5,599.87
        Class 2A9                $                0.00       $        0.00
        Class SUP2               $                0.00       $        0.00
        Class 2R                 $                0.00       $        0.00
        Class 2RL                $                0.00       $        0.00
        Class 2M                 $            2,918.65       $        0.00
        Class 2B1                $            1,183.85       $        0.00
        Class 2B2                $              631.34       $        0.00
        Class 2B3                $              631.34       $        0.00
        Class 2B4                $              316.06       $        0.00
        Class 2B5                $              631.40       $        0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                             $             0.00
                                                                ----------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                             $             0.00
                                                                ----------------

24.     Subordinate Certificate Writedown Amount:            $             0.00
                                                                ----------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                 2B1        $              0.00     $              0.00
                 2B2        $              0.00     $              0.00
                 2B3        $              0.00     $              0.00
                 2B4        $              0.00     $              0.00
                 2B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                            $             0.00
                                                                ----------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                Class                  Certificate Interest
                                              Rates
         Class  2A4                %              6.18750006
         Class  2A5                %              9.41103683
         Class  2A6                %              7.50000002

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution Triggers satisfied:
                       Yes         No
                       ---         --
         Class-2B1      X
         Class-2B2      X
         Class-2B3      X
         Class-2B4      X
         Class-2B5      X

 2.     Base Servicing Fee amount:                              $     41,171.42
                                                                      ----------

 3.     Supplemental Servicing Fee amount:                      $     66,249.13
                                                                      ----------

 4.     Credit Losses for prior month:                          $          0.00
                                                                      ----------
                                                  Category  Category  Category
                                                      A         B         C
 5.     Senior Percentage:           % 95.551386     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 6.     Group I Senior Percentage:
                                     %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 7.     Group II Senior Percentage:
                                     %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 8.     Senior Prepayment Percentage:
                                     %100.000000     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 9.     Group I Senior Prepayment
        Percentage:                  %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 10.    Group II Senior Prepayment
        Percentage:                  %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 11.    Junior Percentage:           %  4.448614
                                      -----------

 12.    Junior Prepayment Percentage:
                                     %100.000000
                                      -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                            Name:    Tim Neer
                                            Title:   Vice President
                                                     Investor Operations